   As filed with the Securities and Exchange Commission on November 27, 1996

                                                        Registration No. 2-82278
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /x/




                       POST-EFFECTIVE AMENDMENT NO. 15 /x/



                                       and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /x/




                               AMENDMENT NO. 16

/x/




                   MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
               (Exact Name of Registrant As Specified In Charter)

                         Bellevue Park Corporate Center
                         400 Bellevue Parkway, Suite 100
                           Wilmington, Delaware 19809
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (302) 792-2555

                                 EDWARD J. ROACH
                         Bellevue Park Corporate Center
                         400 Bellevue Parkway, Suite 100
                           Wilmington, Delaware 19809
                     (Name and Address of Agent For Service)

                                   Copies to:

                              MORGAN R. JONES, ESQ.
                             Drinker Biddle & Reath
                        1345 Chestnut Street, Suite 1100
                        Philadelphia, Pennsylvania 19107


         It is proposed that this filing will become effective (check appropriate box)


         / /     immediately upon filing pursuant to paragraph (b)

         /x/      on November 29, 1996 pursuant to paragraph (b)


         / /      60 days after filing pursuant to paragraph (a)(i)

         / /      on (date) pursuant to paragraph (a)(i)

         / /      75 days after filing pursuant to paragraph (a)(ii)

         / /      on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

         / /      this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


         The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 Notice for the Registrant's fiscal year ended July 31, 1996 was filed on September 25, 1996.

                      CALCULATION OF REGISTRATION FEE UNDER
                        THE SECURITIES ACT OF 1933(1)(2)



                                         Proposed
                      Proposed           Maximum       Proposed
Title of              Maximum            Offering      Maximum      Amount of
Securities Being      Amount Being       Price Per     Offering     Registration
Registered            Registered (2)     Unit          Price (2)    Fee
--------------------------------------------------------------------------------

Class A Common
Stock, $.001 Par
Value                 168,507,520        $1.00         $168,507,520       $100





(1) Registrant has also registered an indefinite number of shares of its Class A Common Stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended July 31, 1996 was filed on September 25, 1996 .



(2) Registrant had actual aggregate redemptions of 1,025,115,828 shares for its fiscal year ended July 31, 1996. Registrant has used 856,938,308 shares thereof for reductions in the filing fee pursuant to Rule 24f-2(c) under the Investment Company Act of 1940 and has previously used no available redemptions for reductions pursuant to Rule 24e-2(a) of the 1940 Act during the current year. Registrant elects to use redemptions in the amount of 168,177,520 shares for reductions in its current amendment. While no fee is required to register the 168,177,520 shares, the Registrant has elected to register, for $100, an additional $330,000 (330,000 shares at $1.00 per share).

                   MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                              Cross Reference Sheet


Form N-1A Item                                   Prospectus Caption
--------------                                   ------------------
1.  Cover Page................................   Cover Page

2.  Synopsis..................................   Background and Expense
                                                 Information

3.  Condensed Financial Information...........   Financial Highlights

4.  General Description of Registrant.........   Certain Financial
                                                 Information; Investment
                                                 Objective and Policies

5.  Management of the Fund....................   Management of the Fund

6.  Capital Stock and Other Securities........   Cover Page; Certain
                                                 Financial Information;
                                                 Dividends; Taxes;
                                                 Description of Shares and
                                                 Miscellaneous; Yield

7.  Purchase of Securities Being
     Offered..................................   Management of the Fund;
                                                 Purchase of Shares;
                                                 Redemption of Shares

8.  Redemption or Repurchase..................   Redemption of Shares

9.  Legal Proceedings.........................   Inapplicable

                               MUNICIPAL FUND FOR
                            NEW YORK INVESTORS, INC.
                            ("New York Money Fund")

Bellevue Park Corporate Center                  For purchase and redemption orders call:
400 Bellevue Parkway                            800-441-7450 (in Delaware: 302-478-6945);
Suite 100                                       For current yield information call:
Wilmington, Delaware 19809                      800-821-6006
                                                (Code: New York Money-53; New York Money
                                                Dollar-55; New York Money Plus-56).
                                                For other information call: 800-821-7432.

     Municipal Fund for New York Investors, Inc. (the "Fund") is designed primarily to provide New York institutional investors and their customers with as high a level of current interest income that is exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal. Portfolio securities held by the Fund will generally have remaining maturities of 13 months or less and will be determined by the Fund's investment adviser to have minimal credit risk. (See "Investment Objective and Policies.")

     PNC Institutional Management Corporation and PNC Bank, National Association serve as the Fund's adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor. Shares may not be purchased by individuals directly but, as indicated above, institutional investors, such as banks and broker-dealers, may purchase shares for accounts maintained by individuals.


     The Fund may invest a significant percentage of its assets in a single issuer and therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

                            ------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR
  ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES
    OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF
     OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
       INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
        GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE
          INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE
           PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE
              THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET
                        ASSET VALUE OF $1.00 PER SHARE.
                            ------------------------

     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.
                            ------------------------

                                December 1, 1996

                       BACKGROUND AND EXPENSE INFORMATION

     The Fund was organized as a Maryland corporation on March 4, 1983 and currently offers three separate series of shares-New York Money ("Money"), New York Money Dollar ("Dollar") and New York Money Plus ("Plus"). The public offering of Money shares commenced on August 22, 1983, and the public offering of Dollar and Plus shares commenced on October 8, 1985. Shares of each series represent equal pro rata interests in a single portfolio of high quality, short-term tax-exempt obligations maintained by the Fund (See "Investment Objective and Policies"), except that Dollar and Plus shares bear service fees payable by the Fund (at the rate of .25% per annum) to institutional investors for distribution and/or support services they provide to the beneficial owners of such shares. (See "Management of the Fund-Service Organizations.") Because of the service fees borne by Dollar and Plus shares, the net yield on such shares can be expected, at any given time, to be approximately .25% lower than the net yield on Money shares.

                                EXPENSE SUMMARY


                                                        MONEY          DOLLAR           PLUS
                                                       SHARES          SHARES          SHARES
                                                    -------------   -------------   -------------
                                                                                    (ESTIMATED)
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
     Management Fees After Fee Waivers.............          .05%            .05%            .05%
     12b-1 Fees....................................            --              --            .25%
     Other Expenses................................          .15%            .40%            .15%
          Administration Fees After Fee Waivers....  .05%            .05%            .05%
          Non-12b-1 Fees...........................    --            .25%              --
          Other Expenses...........................  .10%            .10%            .10%
                                                            =====           =====           =====
     Total Fund Operating
       Expenses After
       Fee Waivers.................................          .20%            .45%            .45%


---------------

EXAMPLE

                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) an hypothetical 5% annual return and (2)
  redemption at the end of each time period with respect to the following shares:
     Money Shares..............................................  $  2      $ 6       $11       $ 26
     Plus Shares...............................................  $  5      $14       $25       $ 57
     Dollar Shares.............................................  $  5      $14       $25       $ 57


     The foregoing tables are intended to assist investors in understanding the expenses the Fund pays. Investors bear these expenses indirectly since they reduce the amount of income paid by the Fund to investors as dividends. In addition, institutional investors may charge their customers fees for providing services in connection with investments in the Fund's Dollar and Plus shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in the Prospectus and Statement of Additional Information.) For the fiscal year ended July 31, 1996, absent voluntary fee waivers and expense reimbursements by the Fund's service providers, "Total Fund Operating Expenses" for the Fund's Money, Dollar and Plus shares would have been
 .50%, .75%

(annualized), and .75% (estimated), respectively, of the Fund's average daily net assets. The investment advisor and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The foregoing table has not been audited by the Fund's independent accountants.


     THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


     The tables of "Financial Highlights" below, a part of the Fund's financial statements, set forth certain information concerning the historic investment results for Money, Dollar and Plus shares. The financial highlights for the fiscal years ended July 31, 1996, 1995, 1994, 1993 and 1992 have been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report therein is incorporated by reference into the Statement of Additional Information along with the financial statements. This information should be read in conjunction with the Fund's financial statements and notes for the year ended July 31, 1996, incorporated by reference into the Statement of Additional Information. More information about the performance of the Fund is also contained in the Annual Report to Shareholders, which may be obtained without charge by calling 800-821-7432.


                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)


                                                                     MONEY SHARES
                      -----------------------------------------------------------------------------------------------------------
                        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                      7/31/96    7/31/95    7/31/94    7/31/93    7/31/92    7/31/91    7/31/90    7/31/89    7/31/88    7/31/87
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of
 Year...............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 Income From
   Investment
   Operations:
   Net Investment
     Income.........    0.0339     0.0338     0.0226     0.0230     0.0321     0.0441     0.0535     0.0548     0.0445     0.0385
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
   Total From
     Investment
     Operations.....    0.0339     0.0338     0.0226     0.0230     0.0321     0.0441     0.0535     0.0548     0.0445     0.0385
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 Less Distributions:
   Dividends From
     Net Investment
     Income.........   (0.0339)   (0.0338)   (0.0226)   (0.0230)   (0.0321)   (0.0441)   (0.0535)   (0.0548)   (0.0445)   (0.0385)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
     Total
    Distributions...   (0.0339)   (0.0338)   (0.0226)   (0.0230)   (0.0321)   (0.0441)   (0.0535)   (0.0548)   (0.0445)   (0.0385)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End
 of Year............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                      =========  =========  =========  =========  =========  =========  =========  =========  =========  =========
Total Returns.......      3.44%      3.43%      2.29%      2.33%      3.26%      4.50%      5.48%      5.62%      4.52%      3.92%
Ratios/Supplemental
 Data:
 Net Assets, End of
   Year $(000)......   272,145    246,650    279,483    204,670    267,655    284,834    310,289    287,641    315,111    347,173
 Ratios of Expenses
   to Average Net
   Assets(1)........      0.20%      0.20%      0.20%      0.25%      0.30%      0.30%      0.30%      0.30%      0.30%      0.31%
 Ratios of Net
   Investment Income
   to Average Daily
   Net Assets.......      3.37%      3.36%      2.28%      2.31%      3.20%      4.42%      5.35%      5.45%      4.46%      3.84%


---------------


(1) Annualized operating expense ratios before waivers of fees by the Investment Adviser and Administrator for Money shares for the years ended July 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987 were .50%,
    .49%, .48%, .51%, .49%, .49%, .49%, .49%, .49% and .50%, respectively.

                              FINANCIAL HIGHLIGHTS


                                                                     DOLLAR SHARES
                      -----------------------------------------------------------------------------------------------------------
                        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                      7/31/96(1) 7/31/95(1) 7/31/94(1) 7/31/93    7/31/92    7/31/91    7/31/90    7/31/89    7/31/88    7/31/87
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of
 Year...............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 Income From
   Investment
   Operations:
   Net Investment
     Income.........    0.0089      0.000     0.0127     0.0205     0.0296     0.0416     0.0510     0.0523     0.0420     0.0360
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
   Total From
     Investment
     Operations.....    0.0089      0.000     0.0127     0.0205     0.0296     0.0416     0.0510     0.0523     0.0420     0.0360
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 Less Distributions:
   Dividends From
     Net Investment
     Income.........   (0.0089)      0.00    (0.0127)   (0.0205)   (0.0296)   (0.0416)   (0.0510)   (0.0523)   (0.0420)   (0.0360)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
     Total
    Distributions...   (0.0089)      0.00    (0.0127)   (0.0205)   (0.0296)   (0.0416)   (0.0510)   (0.0523)   (0.0420)   (0.0360)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End
 of Year............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                      =========  =========  =========  =========  =========  =========  =========  =========  =========  =========
Total Returns.......      3.05%(2)       --     1.96%(2)     2.08%     3.01%     4.25%      5.23%      5.37%      4.27%      3.67%
Ratios/Supplemental
 Data:
 Net Assets, End of
   Year $(000)......        20         --         --     46,509     50,094     54,613     69,705     70,839     82,618     87,715
 Ratios of Expenses
   to Average
   Net Assets3......      0.45%2       --       0.45%2     0.50%      0.55%      0.55%      0.55%      0.55%      0.55%      0.56%
 Ratios of Net
   Investment Income
   to Average Daily
   Net Assets.......      3.07%2       --       1.94%2     2.06%      2.95%      4.17%      5.10%      5.20%      4.21%      3.59%


---------------


1 There were no Dollar shares outstanding during the period from March 28, 1994 to April 14, 1996.


2 Annualized.


3 Annualized operating expense ratios before waivers of fees by the Investment
  Adviser and Administrator for Dollar shares for the years ended July 31, 1996, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987 were .75% (annualized), .73%
  (annualized), .76%, .74%, .74%, .74%, .74%, .74% and .75%, respectively.

                                                                      Plus Shares
                      -----------------------------------------------------------------------------------------------------------
                        YEAR       YEAR       Year       Year       Year       Year       Year       Year       Year       Year
                       ENDED      ENDED      Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended
                      7/31/961   7/31/95(1) 7/31/94    7/31/93    7/31/92    7/31/91    7/31/90    7/31/89    7/31/88    7/31/87
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of
 Year...............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 Income From
   Investment
   Operations:
   Net Investment
     Income.........      0.00     0.0090     0.0201     0.0205     0.0296     0.0416     0.0510     0.0523     0.0420     0.0360
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
   Total From
     Investment
     Operations.....      0.00     0.0090     0.0201     0.0205     0.0296     0.0416     0.0510     0.0523     0.0420     0.0360
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
 Less Distributions:
   Dividends From
     Net Investment
     Income.........      0.00    (0.0090)   (0.0201)   (0.0205)   (0.0296)   (0.0416)   (0.0510)   (0.0523)   (0.0420)   (0.0360)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
     Total
    Distributions...      0.00    (0.0090)   (0.0201)   (0.0205)   (0.0296)   (0.0416)   (0.0510)   (0.0523)   (0.0420)   (0.0360)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End
 of Year............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                      =========  =========  =========  =========  =========  =========  =========  =========  =========  =========
Total Returns.......        --       2.69%2     2.04%      2.08%      3.01%      4.25%      5.23%      5.37%      4.27%      3.67%
Ratios/Supplemental
 Data:
 Net Assets, End of
   Year $(000)......        --         --        435      1,481        243        461        404        513      1,381        606
 Ratios of Expenses
   to Average
   Net Assets3......        --       0.45%2     0.45%      0.50%      0.55%      0.55%      0.55%      0.55%      0.55%      0.56%
 Ratios of Net
   Investment Income
   to Average Daily
   Net Assets.......        --       2.64%2     2.03%      2.06%      2.95%      4.17%      5.10%      5.20%      4.21%      3.59%


---------------


1 There were no Plus shares outstanding during the period from December 2, 1994 to July 31, 1996.


2 Annualized.


3 Annualized operating expense ratios before waivers of fees by the Investment
  Adviser and Administrator for Plus shares for the years ended July 31, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987 were .73% (annualized),
  .73%, .76%, .74%, .74%, .74%, .74%, .74% and .75% respectively.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

     The Fund is a no-load, open-end, non-diversified investment company which has an investment objective to provide investors with as high a level of current interest income that is exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal. There can be, of course, no assurance that the Fund will achieve its investment objective.

     Substantially all of the Fund's assets are invested in debt obligations issued by or on behalf of the State of New York and other states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions, and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests (collectively, "Municipal Obligations"). Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Obligations") are exempt from regular Federal, New York State and New York City personal income tax. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Dividends derived from interest on Municipal Obligations other than New York Municipal Obligations are exempt from Federal income tax but may be subject to New York State and New York City personal income tax. (See, however, "Taxes" below concerning treatment of exempt-interest dividends paid by the Fund for purposes of the Federal alternative minimum tax applicable to particular classes of investors.) The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, the Fund's assets will be invested primarily in New York Municipal Obligations, although the amount of the Fund's assets invested in such securities will vary from time to time.

     The Fund will not knowingly purchase securities the interest on which is subject to Federal income tax; however, the Fund may hold uninvested cash reserves pending investment during temporary defensive periods or, if in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

     The Fund invests in Municipal Obligations which are determined by the Fund's investment adviser to present minimal credit risks pursuant to guidelines approved by the Fund's Board of Directors pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to these guidelines, the Fund is authorized to purchase instruments that are determined to have minimum credit risk and which are "Eligible Securities" under the Rule. "Eligible securities" are (i) instruments which are rated at the time of purchase in one of the top two rating categories by two unaffiliated nationally recognized statistical rating organizations ("NRSROs"), (ii) instruments rated in one of the top two rating categories by one such NRSRO (if only one such organization rates the instrument), (iii) instruments issued by issuers with short-term debt having such ratings, and (iv) unrated instruments determined by the investment adviser, pursuant to procedures approved by the Board of Directors, to be of comparable quality to such instruments. (See the Appendix to the Statement of Additional Information for a description of applicable NRSRO ratings.)

     The Fund intends to use its best efforts to maintain its net asset value at $1.00 per share, and computes its net asset value using the amortized cost method. In connection with its use of this valuation method, the Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and the remaining maturity of each portfolio security to not more than 13 months (with certain exceptions).

     The Fund's investment objective and the policies described herein may be changed by its Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares, except that the Fund may not change the following investment limitations without such a vote of shareholders. The Fund may not:

          1. Invest less than 80% of its assets in securities the interest on which is exempt from Federal income tax, except during defensive periods or during periods of unusual market conditions.

          2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

          3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not intended for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient, and hence the Fund may not purchase any portfolio securities while its borrowings are outstanding.)

          4. Invest more than 10% of the value of the Fund's total assets in illiquid securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations.

          5. Purchase any securities, except securities issued by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

     Opinions relating to validity of Municipal Obligations and to the exemption of interest thereon from Federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Fund and its investment adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

TYPES OF MUNICIPAL OBLIGATIONS

     The two principal classifications of Municipal Obligations that may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

     The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

OTHER INVESTMENT PRACTICES


     Municipal Obligations purchased by the Fund may include variable and floating rate demand instruments issued by industrial development authorities and other governmental entities and which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Variable and floating rate instruments are subject to the credit quality standards described above. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Obligation held by the Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Such instruments may carry stated maturities in excess of 397 days provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such instruments in the dealer market.


     The Fund may also purchase Municipal Obligations on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund generally will not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions, and that a commitment by the Fund to purchase when-issued securities will not exceed 45 days. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

RISK FACTORS


     The Fund is concentrated in securities issued by the State of New York or entities within the State of New York and therefore, investment in the Fund may be riskier than an investment in other types of money market funds.


     The Fund intends to follow the diversification standards set forth in the 1940 Act except to the extent, in the investment adviser's judgment, that non-diversification is appropriate in order to maximize the percentage of the Fund's assets that are New York Municipal Obligations. The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. In the event of changes in the financial condition of or in the market's assessment of certain issuers, the Fund's maintenance of large positions in the obligations of a small number of issuers may affect the value of the Fund's portfolio to a greater extent than that of a diversified portfolio.

     Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

     Certain other risks with respect to portfolio securities which may be held by the Fund from time to time are discussed herein and in the Statement of Additional Information.

SPECIAL CONSIDERATIONS AFFECTING THE FUND

     The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.


     Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowings abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. In recent years, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's"). On the other hand, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.


     Other considerations affecting the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.

                               PURCHASE OF SHARES

     The Fund's shares are sold to institutional investors at the net asset value per share next determined after receipt of a purchase order by PFPC, the Fund's transfer agent.


     Purchase orders for shares will be accepted by the Fund only on a day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"), and must be transmitted to PFPC by telephone at 800-441-7450 (in Delaware: 302-478-6945). Orders accepted by PFPC by Noon, Eastern Time, will be executed the same day if PNC Bank, National Association ("PNC Bank"), the Fund's Custodian, has received payment by 4:00 P.M., Eastern Time, that day. Orders received after Noon, Eastern Time, and orders for which payment has not been received by 4:00 P.M., Eastern Time, will not be accepted and notice thereof will be given to the institution placing the order. Payment for shares may be made only in Federal funds or other funds immediately available to PNC Bank. Payment for orders which are not received or accepted will be returned after prompt inquiry by PNC Bank to the sending institution.



     The minimum initial investment is $5,000; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund may in its discretion limit or reject any order for shares.


     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar or Plus shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, should consult legal counsel before investing in Dollar or Plus shares. (See also "Management of the Fund -- Banking Laws.")

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC by telephone in the manner described under "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after receipt of the redemption order by PFPC. While the Fund intends to use its best efforts to maintain the net asset value per share of each of its series at $1.00, the proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC prior to Noon, Eastern Time, on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the same business day. Payment for redeemed shares for which a redemption order is received by PFPC after Noon, Eastern Time, on such a business day or on a day that PNC Bank is closed is normally made in Federal funds wired to the redeeming shareholder on the next day that PNC Bank is open. The Fund reserves the right to wire redemption proceeds within 7 days after receiving the redemption order if, in the judgment of the Fund's administrator, an earlier payment could adversely affect the Fund.

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the 1940 Act. The Fund reserves the right to redeem the shares of the Fund owned by a shareholder at their net asset value if the value of such shares is less than $4,000. Any such shareholder will first be notified in writing that its shares have a value of less than $4,000 and be allowed 60 days to make an additional investment before the redemption is processed by the Fund. The Fund may also redeem shares involuntarily (and restrict the transfer of the shares) under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PNC Institutional Management Corporation ("PIMC") as of Noon and 4:00 P.M., Eastern Time, on each Business Day (excluding those holidays on which the Federal Reserve Bank of Philadelphia or the New York Stock Exchange is closed). Currently, one or both of these institutions are closed on the customary national business holidays. The net asset value per share of each of the Fund's series is the same and is calculated by adding the value of all of the Fund's portfolio securities and other assets, subtracting liabilities (including the liability for the expenses of each series and dividends declared with respect to each series) and dividing the result by the number of the Fund's outstanding shares of such series. Portfolio securities are valued on the basis of amortized cost. Under this method, the Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant amortization of any discount or premium until maturity of the security. As a result, the value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities.

     Shares of each of the Fund's series are sold and redeemed without charge by the Fund, although Service Organizations (see below) and other institutional investors purchasing or holding Fund shares for their customers' accounts may charge customers for cash management and other services provided in connection with their accounts including, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Such charges will reduce the yield of the Fund to such customers. A customer should therefore read this Prospectus in light of the terms governing its account with a Service Organization (or other institution) before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its agreements with the customers.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The business and affairs of the Fund are managed under the direction of its Board of Directors.

     The directors of the Fund are as follows:

          Francis E. Drake, Jr. is the retired Chairman of the Board and Chief Executive Officer of Rochester Gas and Electric Corp.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          Thomas A. Melfe is a Partner of the law firm of Donovan Leisure Newton & Irvine.

          Anthony M. Santomero is the Richard K. Mellon Professor of Finance at The Wharton School, University of Pennsylvania.

INVESTMENT ADVISER AND SUB-ADVISER


     PIMC, a wholly-owned indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. It is one of the largest bank managers of mutual funds with assets currently under management in excess of $30 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp. and its principal offices are at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund -- a U.S. dollar-denominated constant net asset value fund -- offered in the United States.



     PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.



     PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PFPC and PNC Bank. The group, through PFPC and PFPC International Ltd. is a leading mutual fund service provider, having contractual relationships with approximately 360 mutual funds with 3.8 million shareholders and in excess of $115 billion in assets, including some $3 billion in non-U.S. assets. In addition, the group, through its PNC Institutional Investment Service, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $310 billion in assets, including approximately $185 billion in mutual fund assets.


     In its advisory agreement with the Fund, PIMC has agreed to manage the Fund's portfolio and to be responsible for, make decisions with respect to and place orders for all purchases and sales of the Fund's portfolio securities. PIMC also computes the Fund's net asset value and net income, and maintains certain of the Fund's financial accounts and records. For the services provided and expenses assumed pursuant to the advisory agreement, PIMC is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .20% of the Fund's average daily net assets. For the fiscal year ended July 31, 1996, the Fund paid advisory fees to PIMC (after fee waivers) of .05% of the Fund's average daily net assets. PIMC and the administrators may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable.



     As sub-adviser, PNC Bank has agreed to: (i) provide investment research and credit analysis concerning the Fund's investments; (ii) make recommendations with respect to the Fund's continuous investment program; (iii) supply PIMC with computer facilities and operating personnel; and (iv) provide PIMC with such statistical services as PIMC may from time to time reasonably request. As compensation therefore, PIMC has agreed to pay PNC Bank an amount equal to 75% of the advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances).


ADMINISTRATORS

     PFPC whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as co-administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers.


     As co-administrators, PFPC and PDI have agreed, among other things, to: assist in maintaining office facilities for the Fund; furnish the Fund with statistical and research data; perform administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; monitor the arrangements pertaining to the Fund's agreements with Service Organizations; prepare or assist in preparation of semi-annual reports to the Securities and Exchange Commission, Federal and state tax returns and filings with state securities commissions.



     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly. (For information regarding the administrators' administrative fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) For the fiscal year ended July 31, 1996, the Fund paid PFPC and PDI administrative fees (after fee waivers) aggregating .05% of its average daily net assets. The Fund expects to reimburse the administrators for reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program.


DISTRIBUTOR

     PDI serves as distributor of the Fund's shares. Its principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Fund shares are sold on a continuous basis by the Distributor as agent. The Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

CUSTODIAN AND TRANSFER AGENT

     PNC Bank serves as the custodian of the Fund's assets, and PFPC, an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as the Fund's transfer and dividend disbursing agent. The Fund compensates PNC Bank and PFPC for their services, and reimburses PFPC for its out-of-pocket expenses incurred in connection with its transfer agency and dividend disbursing services. Communi-cations to PFPC, including any election to reinvest dividends in additional shares of the Fund, should be directed to PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

SERVICE ORGANIZATIONS

     As stated above, institutional investors ("Service Organizations") may purchase Dollar or Plus shares offered by the Fund. Dollar shares are sold to institutions other than broker/dealers, and Plus shares are sold to broker/dealers, both of which enter into servicing agreements with the Fund requiring them to provide support services to their customers who are the beneficial owners of such shares in consideration for .25% (on an annualized basis) of the average daily net asset value of the Dollar or Plus shares held by the Service Organizations for the benefit of their customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar or Plus shares; and providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting. In addition, broker/dealers purchasing Plus shares may be requested to provide from time to time assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Plus shares. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge such customers relating to the investment of such customers' assets in Dollar or Plus shares. Money shares offered by the Fund may be purchased by any type of institutional investor (including banks and broker/dealers) which do not wish to enter into such servicing agreements with the Fund in connection with their investments.

EXPENSES


     Except as noted above, the Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears the expenses incurred in its operations. The ratios of the Fund's expenses to its average annual net assets for the fiscal year ended July 31, 1996 were .20% for the Fund's Money shares, and .45% (annualized) for the Dollar shares. The estimated ratio of the Fund's expenses to its average annual net assets for the fiscal year ended July 31, 1996 for Plus Shares was .45%. The Dollar shares were reopened during the year. No Plus shares were outstanding after December 1, 1994. Without the waiver of advisory and administrative fees described above, such ratios would have been .50%, .75% (annualized) and .75% (estimated) for the Fund's Money, Dollar and Plus shares, respectively.


BANKING LAWS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as the investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PNC Bank, PIMC, PFPC, as well as certain Service Organizations (i.e., banks), are subject to such banking laws and regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations generally and change its method of operations. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS

     The Fund's net income is declared daily as a dividend to the holders of record of each of the Fund's series of shares at the close of business on the day of declaration. Dividends on each share of each Series are determined in the same manner. Dollar shares bear all the expense of fees paid to Service Organizations for their services with respect to Dollar shares, and Plus shares bear all the expense of fees paid to Service Organizations with respect to Plus shares. (See "Management of the Fund-Service Organizations.") Shares of each series begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through, and including, the day before the redemption order for the shares is executed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within 5 business days after the end of the month or within 5 business days of the redemption of all of a shareholder's shares of a series. The Fund does not expect to realize net long-term capital gains.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same series with respect to which dividends are declared valued at their net asset value on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code. Qualification as a regulated investment company for a taxable year requires, among other things, that the Fund distribute an amount equal to at least the sum of 90% of its exempt-interest income net of certain deductions and 90% of its investment company taxable income for such year, which the Fund intends to do. Federal exempt-interest dividends may be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes").


     If the Fund should hold certain "private activity bonds" issued after August 7, 1986, the portion of dividends attributable to interest on such bonds must be included in a shareholder's Federal alternative minimum taxable income, as an item of tax preference, for the purpose of determining liability, if any, for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders also must take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2 million. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     Exempt-interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be excluded or exempt from applicable Federal income taxation and New York State and New York City income taxation. Dividends and distributions derived from taxable income and capital gains, if any, are not exempt from Federal income tax or from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for Federal, New York State or New York City personal income tax purposes. Except as noted with respect to New York State and New York City personal income taxes, dividends and distributions paid to shareholders that are derived from income on Municipal Obligations may be taxable income under state or local law even though all or a portion of such dividends or distributions may be derived from interest on tax-exempt obligations that, if paid directly to shareholders, would be tax-exempt income.

     Shareholders will be advised at least annually as to the Federal income tax, as well as the New York State and New York City personal income tax, status and consequences of dividends and distributions made each year.

     The foregoing is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the Federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situations.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Fund's Charter authorizes the Board of Directors to issue up to 2 billion full and fractional shares of capital stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Fund into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Directors has classified
1.4 billion of its shares as Money shares (Class A Common Stock), 300 million of its shares as Dollar shares (Class A Common Stock-Special Series 1) and 300 million of its shares as Plus shares (Class A Common Stock-Special Series 2).

     Each New York Money, Dollar and Plus share represents an equal proportionate interest in the assets of the Fund. Shareholders of each series are entitled to participate equally in any dividend or distribution declared by the Fund's Board of Directors except as provided under "Dividends" and in the net distributable assets of the Fund on liquidation. Fund shares have no pre-emptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and non-assessable. Further, shareholders of each series are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by series, except where otherwise required by law and except that only Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations with respect to Dollar shares, and Plus shares will enjoy similar voting rights on matters pertaining to the Fund's arrangements with Service Organizations with respect to Plus shares. (See "Management of the Fund-Service Organizations.") Shares of the Fund have non-cumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of series) may elect all of the directors.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Redemption of Shares."

                                     YIELD

     From time to time the Fund may advertise the "yields," "effective yields" and "tax-equivalent yields" of its Money, Dollar and Plus shares. Yield figures are based on historical earnings and are not intended to indicate future performances. The "yield" for each series of Fund shares refers to the income generated by an investment in the shares of such series over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a series of Fund shares is assumed to be reinvested in shares of that series. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" shows the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield. It is calculated by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal and New York income taxes at a stated tax rate. The "tax-equivalent yield" will always be higher than the "yield."


     For the seven-day period ended July 31, 1996, the yields on Money and Dollar shares were 3.30% and 3.05%, respectively, the compounded effective yields on Money and Dollar shares were 3.35% and 3.10%, respectively, and the tax-equivalent yields on Money and Dollar shares were 5.23% and 4.83%, respectively. These tax-equivalent yields assume a Federal income tax rate of 28% and a combined New York State and New York City income tax rate of 12.332%. During this seven-day period, the Fund's investment adviser and administrators voluntarily waived approximately 75% of the advisory and administration fees payable by the Fund. Without such waivers, such yields on Money and Dollar shares would have been 2.48% and 2.23%, respectively, the compounded effective yields on Money and Dollar shares would have been 2.51% and 2.25%, respectively, and the tax-equivalent yields on Money and Dollar shares would have been 3.93% and 3.53%, respectively. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield on Money, as well as Dollar and Plus shares, will fluctuate and is not necessarily representative of future results. Any fees charged by broker-dealers, banks or others directly to their customers in connection with investments in the Fund are not reflected in the yields on the Fund's shares, and such fees, if charged, will reduce the actual return received by customers on their investments. There were no Plus shares outstanding during the period from December 1, 1994 through July 31, 1996. Investors may call 800-821-6006 to obtain the current yields on each series of the Fund's shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE FUND OR ITS
       DISTRIBUTOR. THIS PROSPECTUS
       DOES NOT CONSTITUTE AN
       OFFERING BY THE FUND OR BY
       THE DISTRIBUTOR IN ANY
       JURISDICTION IN WHICH SUCH
       OFFERING MAY NOT LAWFULLY BE
       MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS

                                            PAGE
                                           ------
         Background and Expense
           Information..................      2
         Financial Highlights...........      4
         Investment Objective and
           Policies.....................      7
         Purchase of Shares.............     11
         Redemption of Shares...........     11
         Management of the Fund.........     13
         Dividends......................     16
         Taxes..........................     16
         Description of Shares and
           Miscellaneous................     17
         Yield..........................     18

       PIF-P-012-02
--------------------------------------------------------------------------------
                                                       NEW YORK
                                                      MONEY FUND



                                          AN INVESTMENT PORTFOLIO OFFERED BY
                                                  MUNICIPAL FUND FOR
                                               NEW YORK INVESTORS, INC.
  PROSPECTUS
DECEMBER 1, 1996                                        [LOGO]

                   MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                                  (the "Fund")


                       Statement of Additional Information
                               December 1, 1996



                                Table of Contents



                                                                           Page

Investment Objective and Policies............................                1
Municipal Obligations........................................                5
Additional Purchase and Redemption Information...............               22
Management of the Fund.......................................               23
Additional Information Concerning Taxes......................               30
Dividends....................................................               33
Counsel......................................................               36
Independent Accountants......................................               36
Miscellaneous................................................               36
Financial Statements.........................................               38
Appendix.....................................................               A-1



                  This Statement of Additional Information is meant to be read in conjunction with the Fund's Prospectus dated December 1, 1996 and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained by calling 800-821-7432. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

                  As stated in the Fund's Prospectus, the investment objective of the Fund is to provide investors with as high a level of current interest income that is exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal. The following policies supplement the description of the Fund's investment objective and policies in the Prospectus.

Additional Information on Investment Practices.

                  Variable and Floating Rate Demand Instruments. Variable and floating rate demand instruments held by the Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal at any time or during specified intervals not exceeding 13 months, subject to notice of no more than 30 days, and (ii) the rate of interest on such instruments is adjusted (based upon a pre-selected market sensitive index such as the prime rate of a major commercial bank) at periodic intervals not exceeding 13 months. In determining the Fund's average weighted portfolio maturity and whether a variable or floating rate demand instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the Securities and Exchange Commission (the "SEC"). In determining whether an unrated variable or floating rate demand instrument is of comparable quality at the time of purchase to instruments with minimal credit risks, the Fund's investment adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the instrument and will continuously monitor its financial condition. In addition, the Fund will sometimes require that the issuer's obligation to pay the principal of the instrument be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

                  Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to the 10% limitation on such investments.

                  When-Issued Securities. As stated in the Prospectus, the Fund may purchase Municipal Obligations on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

                  When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by the Fund may also be referred to as "put" options.) Stand-by commitments may be sold, transferred or assigned only with the underlying instruments.

                  The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio is not expected to exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

                  The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the investment adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

                  The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

Portfolio Transactions.

                  Subject to the general control of the Fund's Board of Directors, PNC Institutional Management Corporation ("PIMC"), the Fund's investment adviser, is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions. Purchases, if any, from underwriters may include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market markers may include the spread between the bid and asked prices. In transactions with dealers, PIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, PIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research advice or other services such as information relating to the price of portfolio securities.

                  Investment decisions for the Fund are made independently from those for other investment company portfolios advised by PIMC. Such other investment company portfolios may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other investment company portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which PIMC believes to be equitable to each investment company portfolio, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund. To the extent permitted by law, PIMC may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment companies in order to obtain best execution.


                  Portfolio securities will not be purchased from or sold to PIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), Provident Distributors, Inc. ("PDI"), or any affiliated person of any of them (as such term is defined in the 1940 Act) except to the extent permitted by the SEC. In addition, the Fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which PNC Bank is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment company portfolios which have a similar investment objective but are not subject to such limitations. Furthermore, with respect to such transactions, securities and deposits, the Fund will not give preference to Service Organizations with whom the Fund enters into agreements concerning the provision of support services to customers who beneficially own shares of New York Money Dollar ("Dollar shares") or New York Money Plus ("Plus shares"). (See the Prospectus, "Management of the Fund - Service Organizations.")

                  The Fund may participate, if and when practicable, in bidding for the purchase of Municipal Obligations directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when PIMC, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                  The Fund does not intend to seek profits through short-term trading. The Fund's annual portfolio turnover will be relatively high because of the short-term nature of the instruments in which it invests, but the Fund's portfolio turnover is not expected to have a material effect on its net income. The Fund's portfolio turnover is expected to be zero for regulatory reporting purposes.

Additional Investment Limitations.

                  In addition to the investment limitations disclosed in the Prospectus, the Fund is subject to the following investment limitations, which may only be changed by a vote of the holders of a majority of the Fund's outstanding shares (as defined below under "Miscellaneous").

                  The Fund may not:

                  1. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations.

                  2. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  3. Purchase or sell real estate except that the Fund may invest in debt obligations secured by real estate or interests therein.

                  4. Purchase securities on margin, make short sales of securities or maintain a short position.

                  5. Write or sell puts, calls, straddles, spreads or combinations thereof.

                  6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs.

                  7. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

Portfolio Valuation.

                  The Fund's portfolio securities are valued on the basis of amortized cost. In connection with its use of amortized cost valuation, the Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 13 months (with certain exceptions). The Fund's Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each of the Fund's series of shares for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


                              MUNICIPAL OBLIGATIONS

In General.

                  Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is

(subject to the Federal alternative minimum tax) exempt from regular Federal income tax.

                  The Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Fund may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

         Before purchasing a tax-exempt derivative for the Fund, the Adviser is required by the Fund's procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Fund's Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the investment adviser will review periodically the entity's relevant financial information. Currently, the Directors have authorized the purchase of tax-exempt derivatives by the Fund so long as after any purchase not more than 10% of the Fund's assets are invested in such securities.

         As described in the Fund's Prospectus, the two principal classifications of Municipal Obligations consist of

"general obligation" and "revenue" issues, and the Fund's portfolio may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

                  An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

                  Among other types of Municipal Obligations, the Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in other types of tax-exempt instruments, including general obligation and private activity bonds, provided they have remaining maturities of 13 months or less at the time of purchase.

Special Considerations Relating to New York Municipal Obligations.


                  Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.


STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

                  The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position.


                  There can be no assurance that the State economy will not experience worse-than-predicted results in the 1996-97 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

                  State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. State per capita income for 1994 was estimated at $25,999, which was 19.2% above the 1994 estimated national average of $21,809. Between 1975 and 1990 total employment grew by 21.3 percent while the labor force grew only by 15.7 percent, unemployment fell from 9.5 percent to 5.2 percent of the labor force. In 1991 and 1992, however, total employment in the State fell by 5.5 percent. As a result, the unemployment rate rose to 8.5 percent reflecting a recession that has had a particularly strong impact on the entire Northeast. Calendar years 1993 and 1994 saw only a partial recovery.

STATE BUDGET. The State Constitution requires the governor (the Governor) to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.


                  The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995, and subsequently amended it.

                  The Governor's Executive Budget projected balance on a cash basis in the General Fund. It reflected a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives.

                  On March 15, 1996, the Governor presented amendments to the 1996-97 Executive Budget to provide for balancing the 1996-97 state financial plan if the federal government failed to adopt entitlement changes assumed to produce savings in the State's 1996-97 Executive Budget.

                  The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year (the "1996-97 State Financial Plan").

                  The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the 1996-97 State Financial Plan increases General Fund spending by $842 million, primarily from funding increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources uses to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new

State tax amnesty program, and other resources including certain non-recurring resources.

                  The 1996-97 State Financial Plan includes actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The Division of the Budget estimates that the 1996-97 State Financial Plan contains actions that provide non-recurring resources or savings totaling approximately $1.3 billion or 3.9% of total General Fund receipts.

                  The State Division of the Budget has noted that the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.

                  In the past, the State has taken management actions and made use of internal sources to address cash flow needs and State financial plan shortfalls, and the Division of Budget believes it could take similar action should variances from its projections occur in the current fiscal year. Those variances could, however, affect the State's ability to achieve a balanced budget on a cash basis for the fiscal year.

                  Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in New York State. For example, various proposals relating to federal tax and spending policies could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. The budget and tax proposals under consideration at the federal level but not included in the State's 1996-97 State Financial Plan could also have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states. A significant risk to the State's projections arises from tax legislation under consideration by Congress and the President. Congressionally adopted retroactive changes to federal tax treatment of capital gains would flow through automatically to the State personal income tax. Such changes, if ultimately enacted, could produce revenue losses in the 1996-1997 fiscal year. In addition, changes in federal aid programs could result in prolonged interruptions in the receipt of federal grants.

                   The projections and assumptions contained in the 1996- 97 State Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections will be realized.

                  In the State's 1997 fiscal year and in certain recent fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year.


RECENT FINANCIAL RESULTS. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

                  The State reported a General Fund operating deficit of $1.426 billion for the 1994-95 fiscal year, as compared to an operating surplus of $914 million for the prior fiscal year. The 1994-95 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the 1993-94 cash-based surplus to fund operating expenses in 1994-95 and the adoption of changes in accounting methodologies by the State Comptroller. These factors were offset by net proceeds of $315 million in bonds issued by the Local Government Assistance Corporation.


                  The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.


                  Total revenues for 1994-95 were $31.455 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Total expenditures for 1994-95 totaled $33.079 billion, an increase of $2.083 billion, or 6.7 percent over the prior fiscal year.

                  The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1995 showed an accumulated deficit in its combined governmental funds of $1.666 billion, reflecting liabilities of $14.778 billion and assets of $13.112 billion.

DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

                  The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.


                  The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the
 State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.


                  In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.


                  In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would (i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.


                  Before the approved constitutional amendment could be presented to the voters for their consideration, it had to be passed by a separately elected legislature. The amendment was passed by the Senate and Assembly in June 1995. The Amendment was thereafter submitted to voters in November 1995, where it was defeated.


                  On January 13, 1992, Standard & Poor's Corporation (" Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on February 28, 1994, confirmed its A- rating. On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

                  The State anticipated that its capital programs would be financed, in part, by State and public authorities borrowings in 1996-97. The State expected to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding bond anticipation notes) and $154 million in general obligation commercial paper. The Legislature had also authorized the issuance of up to $101 million in certificates of participation during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

                  In the 1996 legislative session, the Legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. The Clean Water, Clean Air Bond Act was approved by the voters in November 1996. As a result, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 borrowing plan to finance a portion of this new program.

                  Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes were $735 million for the 1995-96 fiscal year, and were estimated to be $719 million for the 1996-97 fiscal year. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $340 million for the 1995-96 fiscal year, and were estimated to be $323 million for 1996-97.


                  New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to the imposition of 13%, 11% and 9% surcharges on inpatient hospital bills; (7) challenges to certain aspects of petroleum business taxes;
(8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) a challenge to the constitutionality of a State lottery game; and (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions.

                  Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $30 million in fiscal 1994-95, $63 million in fiscal 1995-96, $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

                  The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1996-97 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1996, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $474 million.

                  Although other litigation is pending against New York State, except as described above, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.


AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that are State-supported or State-related. As of September 30, 1995, date of the latest data available, there were 17 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $73.45 billion.


                  Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP.


                  In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979.

                  In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's. On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, Standard & Poor's reconfirmed its A- rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 10, 1995, Standard & Poor's downgraded its rating on the City's $23 billion of outstanding general obligation bonds to "BBB+" from "A-", citing to the City's chronic structural budget problems and weak economic outlook. Standard & Poor's stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and the City's continued high debt levels also contributed to its decision to lower the rating. Moody's currently has the City's rating under review for a possible downgrade.

                  New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authoriz-ing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of December 31, 1995, MAC had outstanding an aggregate of approximately $4.684 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority for the 1992 through 1997 fiscal years in the event the City fails to provide such financing.

                  The City and MAC have reached an agreement in principle under which MAC will develop and implement a debt restructuring program which will provide the City with $125 million in budget relief in fiscal year 1996, in addition to the $20 million of additional budget relief provided by MAC to the City since January 1996. The City has agreed with MAC that it will reduce certain expenditures by $125 million in each of the four fiscal years starting in fiscal year 1997. The proposed refinancing, which must satisfy MAC refinancing criteria, is subject to market conditions.


                  Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

                  From time to time, the Control Board staff, OSDC, the City comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.


                  On January 31, 1996, the City published the financial plan for the 1996-1999 fiscal years (the "City Financial Plan"), which is a modification to a financial plan submitted to the Control Board on July 11, 1995. The City Financial Plan set forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions, the Financial Plan reflected a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years, and to decrease the City's costs for Medicaid in the 1997 fiscal year and thereafter by increasing the federal share of Medicaid costs otherwise paid by the City. This strategy has been the subject of substantial debate, and implementation of this strategy will be significantly affected by State and federal budget proposals currently being considered. It is likely that the City Financial Plan will be changed significantly in connection with the preparation of the Executive Budget for the 1997 fiscal year as a result of the status of State and federal budget proposals and other factors.

                  The City Financial Plan also set forth projections for the 1997 through 1999 fiscal years and outlined a proposed gap-closing program to eliminate a projected gap of $2.0 billion for the 1997 fiscal year, and to reduce projected gaps of $3.3 billion and $4.1 billion for the 1998 and 1999 fiscal years, respectively, assuming successful implementation of the gap-closing program for the 1996 fiscal year.

                  The proposed gap-closing actions for the 1997 through 1999 fiscal years included: (i) additional agency actions, totaling between $643 million and $691 million in each of the 1997 through 1999 fiscal years; (ii) additional savings resulting from State and federal aid and cost containment in entitlement programs to reduce City expenditures and increase revenues by $650 million in the 1997 fiscal year and by $727 million in each of the 1998 and 1999 fiscal years; (iii) additional proposed federal aid of $50 million in the 1997 fiscal year and State aid of $100 million in each of the 1997 through 1999 fiscal years; (iv) the receipt of $300 million in the 1997 fiscal year from privatization or other initiatives, certain of which actions is expected to require legislative action by the City Council; and (v) the assumed receipt of revenues relating to rent payments for the City's airports, totaling $244 million, $226 million and $70 million in the 1997 through 1999 fiscal years, respectively, which are currently the subject of a dispute with the Port

Authority and the collection of which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's remedies under the leases through pending legal actions. The City was also preparing an additional contingency gap-closing program for the 1997 fiscal year to be comprised of $200 million in additional agency actions.

                  The federal and State budgets, when adopted, may result in substantial reductions in revenues for the City, as well as a reduction in projected expenditures in entitlement programs, including Medicare, Medicaid and welfare programs. The nature and extent of the impact on the City of the federal and State budgets, when adopted, is uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City's budget and the City Financial Plan.

                  The projections for the 1996 through 1999 fiscal years reflected the costs of the proposed settlement with the teachers union and the recent settlement with a coalition of municipal unions, and assumed that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements.

                  The City's financial plans have been the subject of extensive public comment and criticism. The City comptroller has issued reports identifying risks ranging between $440 million and $560 million in the 1996 fiscal year before taking into account the availability of $160 million in the general reserve, and between $2.05 billion and $2.15 billion in the 1997 fiscal year after implementation of the City's proposed gap-closing actions. With respect to the 1997 fiscal year, the report noted that the City Financial Plan assumed the implementation of highly uncertain State and federal actions, most of which are unlikely to be implemented, that would provide between $1.2 billion and $1.4 billion in relief to the City, and identified additional risks. The report concluded that the magnitude of the budget risk for the 1997 fiscal year, after two years of large agency cutbacks and workforce reductions, indicated the seriousness of the City's continuing budget difficulties, and that the City Financial Plan would require substantial revision in order to provide a credible program for dealing with the large projected budget gap for the 1997 fiscal year.

                  The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $2.4 billion of short-term obligations in fiscal year 1996 to finance the City's current estimate of its seasonal cash flow needs for the 1996 fiscal year. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively.


                  Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the State's projections of its receipts and disbursements.


                  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.


                  Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

                  Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

                  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in New York State other than New York City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.


                  From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

In General.

                  Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectus. The issuance of shares is recorded on the books of the Fund, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

                  Prior to effecting a redemption of shares represented by certificates, PFPC must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to the Fund have previously been made. The Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

                  Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                  In addition, if, in the opinion of the directors of the Fund, ownership of shares has or may become concentrated to an extent which would cause the Fund to be deemed a personal holding company, the Fund may compel the redemption of, reject any order for or refuse to give effect on the books of the Fund to the transfer of the Fund's shares in an effort to prevent that consequence. The Fund may also redeem shares involuntarily if such redemption appears appropriate in light of the Fund's responsibilities under the 1940 Act or otherwise. If the Fund's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property. In certain instances, the Fund may redeem shares pro rata from each shareholder of record without payment of monetary consideration. (See Statement of Additional Information -- "Investment Objective and Policies (Portfolio Valuation)" for an example of when such redemption or form of payment might be appropriate.)

                  Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one series of the Fund's shares must maintain a separate Master Account for each series. Institutions may arrange with PFPC for certain sub-accounting services (such as purchase, redemption and dividend recordkeeping) paid for by the Fund, if PFPC is provided with the information necessary for sub-accounting. Sub-accounts may be established by name or number.

                  The customary national business holidays which either the Federal Reserve Bank of Philadelphia or the New York Stock Exchange observe are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

Net Asset Value.

                  As stated in the Fund's Prospectus, the Fund's net asset value per share is calculated by adding the value of all of the Fund's portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund including dividends that have been declared but not paid, and dividing the result by the number of the Fund's shares outstanding (irrespective of series). The value of the Fund's assets is calculated using the amortized cost method pursuant to procedures adopted by the Board of Directors under Rule 2a-7. "Assets belonging to" the Fund consist of the consideration received upon the issuance of the Fund's shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments and any funds or payments derived from any re-investment of such proceeds. Assets belonging to the Fund are charged with the direct liabilities of the Fund.


                             MANAGEMENT OF THE FUND

Directors and Officers.

                  The Fund's directors and officers, their addresses, principal occupations during the past 5 years and other affiliations are as follows:

                                                              Principal Occupations
                                                              during past 5 years
Name and Address                       Position               and Other Affiliations(1)
----------------                       --------               -------------------------
Thomas A. Melfe                        Chairman               Partner of the law firm of
30 Rockefeller Plaza                   and                    Donovan Newton Leisure & Irvine
New York, NY 10112                     Director               since 1984; Director, Warburg
Age:  64                                                      Pincus Funds.

Francis E. Drake, Jr.                  Director               Retired; Chairman of Executive and
90 Knollwood Drive                                            Finance Committee, Rochester Gas and
Rochester, NY  14618                                          Electric Corp. until December, 1988;
Age:  81                                                      Chairman of the Board and Chief
                                                              Executive Officer, Rochester Gas and
                                                              Electric Corp. until 1980.

Rodney D. Johnson                      Director               President, Fairmount Capital
Fairmount Capital                                             Advisors, Inc. (financial advising)
 Advisors, Inc.                                               since 1987.
1435 Walnut Street
Drexel Building,
Philadelphia, PA
 19102
Age:  54

Anthony M. Santomero                   Director               Richard K. Mellon Professor of
310 Keithwood Road                                            Finance, since April 1984 and Dean's
Wynnewood, PA  19096                                          Advisory Council Member since July
Age:  50                                                      1984, The Wharton School, University
                                                              of Pennsylvania; Director, Wharton
                                                              Financial Institutions Center,
                                                              since July 1995; Associate
                                                              Editor, Journal of Banking and
                                                              Finance, since June 1978;
                                                              Associate Editor, Journal of
                                                              Economics and Business, since
                                                              October 1979; Associate Editor,
                                                              Journal of Money, Credit and
                                                              Banking, since January 1989;
                                                              Research Associate, New
                                                              York University Center for
                                                              Japan-US Business and Economic
                                                              Studies, since July 1989;
                                                              Editorial Advisory Board, Open
                                                              Economics Review, since November
                                                              1990; Director, The Zweig Fund and
                                                              The Zweig Total Return Fund.

Edward J. Roach                        President              Certified Public Accountant;
Bellevue Park                          and Treasurer          Vice Chairman of the Board,
  Corporate Center                                            Fox Chase Cancer Center;
Suite 100                                                     Trustee Emeritus, Pennsylvania
400 Bellevue Parkway                                          School for the Deaf; Trustee
Wilmington, DE 19809                                          Emeritus, Immaculata College;
Age:  72                                                      Officer of various investment
                                                              companies advised by PNC
                                                              Institutional Management
                                                              Corporation.

                                                              Principal Occupations
                                                              during past 5 years
Name and Address                       Position               and Other Affiliations(1)
----------------                       --------               -------------------------

Morgan R. Jones                        Secretary              Partner of the law firm of Drinker
1345 Chestnut Street                                          Biddle & Reath.
Suite 1100
Philadelphia, PA 19107-3496
Age:  56





(1) Additional affiliations with investment companies advised by PIMC or PNC Bank are set forth below.

                          ----------------------------

         Mr. Johnson serves as a director of Temporary Investment Fund, Inc. ("TempFund") and as a trustee of Trust for Federal Securities ("FedFund") and Municipal Fund for Temporary Investment ("MuniFund"). Messrs. Johnson and Santomero serve as directors of Municipal Fund for California Investors, Inc. ("Calfornia Muni"). Mr. Santomero serves as a trustee of Compass Capital Funds ("Compass"). Each of these funds shares the same investment adviser and/or sub-adviser as the Fund.

         Mr. Roach is Vice President and Treasurer of TempFund, FedFund, MuniFund, Independence Square Income Securities ("ISIS") and California Muni. In addition, Mr. Roach is Treasurer of Chestnut Street Exchange Fund ("Chestnut") and President and Treasurer of The RBB Fund, Inc. ("RBB"); and Mr. Jones is Secretary of Chestnut, California Muni, MuniFund, Compass and RBB. Each of the investment companies named above receives various advisory or other services from PIMC or PNC Bank. Of the above-mentioned funds, PDI and PFPC provide distribution and administration services to TempFund, FedFund, MuniFund, Compass and California Muni. In addition, PFPC provides administration services to RBB.


         Each director is paid $5,000 annually, plus $250 for each Board meeting attended, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. The Chairman of the Board receives an additional $2,500 per annum for his services in such capacity.


         The following table sets forth information about the fees received by the Fund's directors for the fiscal year ended July 31, 1996, the Fund's most recently completed fiscal year.



                                                          Pension or                                  Total
                                                          Retirement            Estimated          Compensation
                                                           Benefits               Annual            from Fund
                                  Aggregate                Accrued as           Benefits            and Fund
Name of Person                   Compensation             Part of Fund             Upon            Complex1 Paid
   Position                       from Fund                 Expenses            Retirement         to Directors
--------------                   ------------             ------------         -----------         -------------

Thomas A. Melfe                       $ 8,500                 0.00                N/A              (1)2  $  8,500
Director and Chairman

Rodney D. Johnson3                    $ 6,000                 0.00                N/A              (6)2  $ 54,350
Director

Francis E. Drake, Jr.                 $ 6,000                 0.00                N/A              (1)2  $  6,000
Director

Anthony M. Santomero4                 $ 6,000                 0.00                N/A               (3)2 $ 51,025
Director

                                      $26,500                 0.00                                       $119,875





1 A "fund complex" means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The fund complex consists of the Fund, Muni Fund, FedFund, Compass, TempFund, California Muni, Chestnut Street Exchange Fund and Independence Square Income Securities, Inc.


2 Total number of investment companies each director serves on within the fund complex.


3        Mr. Johnson resigned as trustee of Compass on January 4, 1996.

4 Mr. Santomero resigned as director/trustee of TempFund, FedFund and Muni Fund on January 4, 1996.

                  In addition, the Fund contributed $1,196 for its last fiscal year to its retirement plan for employees (who include Mr. Roach). No employee of PDI, PIMC, PFPC or PNC Bank receives any compensation from the Fund for acting as an officer or director of the Fund. The directors and officers of the Fund own less than 1% of the Fund's shares.


                  By virtue of the responsibilities assumed by PDI, PIMC, PNC Bank and PFPC under their respective agreements with the Fund, the Fund itself requires only one part-time employee in addition to its officers. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund.

Adviser and Administrators.


                  The advisory and administrative services provided and the expenses assumed by PIMC and the administrators, as well as the fees payable to each of them, are described in the Prospectus. For the fiscal years ended July 31, 1994, 1995 and 1996 the Fund paid $165,619, $134,630 and $133,705, respectively, in advisory fees to PIMC (net of waivers). For the fiscal years ended July 31, 1994, 1995 and 1996, the Fund paid administration fees to PFPC and PDI (net of waivers) totalling $165,618, $134,629 and $133,705, respectively. During the fiscal years ended July 31, 1994, 1995 and 1996, PIMC and PFPC and PDI each voluntarily waived advisory and administration fees in amounts totalling $379,276 and $379,277, respectively; $350,428 and $350,429, respectively; and $391,595 and $391,594, respectively.


Banking Laws.

                  Certain banking laws and regulations with respect to investment companies are discussed in the Fund's Prospectus. PIMC, PFPC and PNC Bank believe that they may perform the services for the Fund contemplated by the respective Advisory, Sub-Advisory, Transfer Agency and Custody Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present and future requirements, could prevent PIMC, PNC Bank and PFPC from continuing to perform such services for the Fund. If PIMC, PFPC or PNC Bank were prohibited from continuing to perform such services, it is expected that the Board of Directors would recommend that the Fund enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval.

Custodian and Transfer Agent.

                  As custodian of the Fund's assets, PNC Bank (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and disburses portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities, (v) responds to correspondence from security brokers and others relating to its duties and (vi) makes periodic reports to the Fund's Board of Directors concerning the Fund's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under its Custody Agreement with the Fund and holds the Fund harmless from the acts and omissions of any sub-custodian chosen by PNC Bank. The Fund pays PNC Bank a fee for its custodial services equal to $.25 per annum for each $1,000 of the Fund's average gross assets.

                  As the Fund's transfer and dividend disbursing agent, PFPC (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) responds to correspondence by shareholders and others relating to its duties, (iv) maintains shareholder accounts and sub-accounts, (v) provides installation and other services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund, and (vi) makes periodic reports to the Fund's Board of Directors concerning the Fund's operations. PFPC may, on 30 days' notice to the Fund, assign its duties thereunder to any other affiliate of PNC Bank Corp. For its transfer agency, dividend disbursing and sub-accounting services, the Fund pays PFPC $12.00 per account and sub-account per annum plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends).

                  PFPC sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's Master Account with the Fund. Further, an institution establishing sub-accounts with PFPC is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balance for the sub-account at the beginning and end of the month and income paid or reinvested during the month.

Service Organizations.

                  As stated in the Fund's Prospectus, the Fund enters into agreements with institutional investors ("Service Organizations") requiring them to provide support services to their customers who beneficially own Dollar or Plus shares in consideration of .25% (on an annualized basis) of the average daily net asset value of the Dollar or Plus shares held by the Service Organizations for the benefit of their customers. Such services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the transfer agent; (ii) providing customers with a service that invests the assets of their accounts in Dollar or Plus shares; (iii) processing dividend payments from the Fund on behalf of customers; (iv) providing information periodically to customers showing their positions in Dollar and Plus shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the Service Organizations; (vii) providing sub-accounting with respect to Dollar and Plus shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; and (ix) other similar services if requested by the Fund. In addition, broker/dealers purchasing Plus shares may be requested to provide from time to time assistance (such as the forwarding of sales literature and advertising to customers) in connection with the distribution of Plus shares. For the period from August 1, 1994 through December 1, 1994, the Fund paid a total of $302 to Service Organizations with respect to Plus shares (no Plus Shares were outstanding from December 2, 1994 through July 31, 1996). For the period from April 15, 1996 through July 31, 1996, the Fund a total of $22 to Service Organizations with respect to Dollar shares.


                  The Fund's agreements with Service Organizations are governed by Plans (called "non-12b-1 Shareholder Services Plan" and "12b-1 Services Plan" for the Dollar shares and Plus shares, respectively), which have been adopted by the Fund's Board of Directors pursuant to applicable rules and regulations of the SEC and an exemptive order granted by the SEC in connection with the creation of the Dollar and Plus shares. Pursuant to the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under the Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Service Organizations must be approved annually by a majority of the Fund's directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

                  The Board of Directors has approved the Fund's arrangements with Service Organizations based on information provided to the Board that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Organizations must be made in a manner approved by a majority of the Fund's Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the 12b-1 Services Plan adopted by the Board with respect to Plus shares must be approved by the holders of a majority of the outstanding

Plus shares. (It should be noted that while the annual service fee with respect to Plus shares is currently set at .25%, the Plan adopted by the Board of Directors permits the Board to increase this fee to .40% without shareholder approval.) So long as the Fund's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested directors.

Expenses.


                  Except as noted in the Prospectus, the Fund's service contractors bear all expenses in connection with performance of their services. The Fund bears the expenses incurred in its operations. Fund expenses include taxes, interest, fees and salaries of its directors and officers, SEC fees, state securities fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, Service Organization fees, certain insurance premiums, outside auditing and legal expenses, costs of independent pricing service, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase of portfolio securities.



                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following summarizes certain additional Federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. Investors should consult their tax advisers with specific reference to their own tax situations.

                  As described above and in the Fund's Prospectus, the Fund is designed to provide New York institutional investors and their customers with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for persons that are either "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) who occupies more than 5% of the usable area of such facilities, or (iii) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


                  The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. In order for the Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Fund's portfolio must consist of Federal tax-exempt interest obligations. In addition, the Fund must distribute an amount that is equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income with respect to each taxable year. After the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which constitutes an exempt-interest dividend. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

                  Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for Federal and New York State and New York City personal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year.

                  While the Fund does not expect to earn any investment company taxable income, any such income earned by the Fund will be distributed. In general, the Fund's investment company taxable income will be its taxable income (including, for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. To the extent such income is distributed, it will be taxable to shareholders as ordinary income, whether paid in cash or additional shares.

                  The Fund does not expect to realize long-term capital gains and therefore does not expect to distribute any capital gain dividends.


                  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed for Federal income tax purposes to have been received by the shareholders and paid by the Fund in that year in the event such dividends are actually paid during January of the following year.


                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                  Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, the Fund may be subject to the tax laws of states or localities depending upon the extent of its activities in such states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business.

                  If for any taxable year the Fund does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

                  The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                                    DIVIDENDS

General.

                  Net income for dividend purposes consists of interest accrued and original discount earned on the Fund's assets for the applicable dividend period, less amortization of market premium on such assets and accrued expenses for such period. Net income for each of the Fund's three series of shares is determined in the same manner, except that Dollar and Plus shares bear the fees payable to Service Organizations for the services to the beneficial owners of such shares. (See the Fund's Prospectus under "Dividends.") Realized and unrealized gains and losses on portfolio securities are reflected in net asset value.

                  Should the Fund incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of the Fund for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy with respect to the Fund or to revise it in order to mitigate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund. Such expense or loss may result in the shareholder's receiving no dividends for the period during which it held shares of the Fund and in it receiving upon redemption a price per share lower than that which it paid.

Yield Information.

                  The "yields," "effective yields" and "tax-equivalent yields" of the Fund's series of shares as described and shown in the Prospectus are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each of the Fund's three series of shares is computed separately for each series by determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share of the series involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. The Fund's "effective yield" is calculated by compounding the unannualized base period return for each series of shares (calculated as above), by adding one to the base period return for the series involved, raising that sum to a power equal to 365/7, and subtracting one from the result. The Fund's "tax-equivalent" yield is computed by: (a) dividing the portion of the Fund's yield (calculated as above) that is exempt from both Federal and New York State income taxes by one minus a stated combined Federal and New York State income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from Federal income tax only by one minus a stated Federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from Federal income tax.

                  From time to time, in advertisements or in reports to shareholders, the yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Fund may be compared to Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT(R) of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service that monitors the performance of mutual funds.

                  The Fund may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Materials"), discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that, if dividends or other distributions on an investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                  In addition, the Fund may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the adviser and/or sub-adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include designations assigned the Fund by various rating or ranking organizations, and Fund identifiers (such as CUSIP numbers or NASDAQ symbols). The following information has been provided by the Fund's distributor:
In managing the Fund's portfolio, the investment adviser utilizes a "pure and simple" approach, which may include disciplined research, stringent credit standards and careful management of maturities.

                  From time to time, the Fund may compare its total returns to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is found in IBC/Donoghue's Money Fund Report and reports prepared by Lipper Analytical Services, Inc. Total return is the change in value of an investment in the Fund over a particular period, assuming that all distributions have been reinvested. SUCH RANKINGS REPRESENT THE FUND'S PAST PERFORMANCE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS.


                  The Fund's yields will fluctuate and any quotation of the Fund's yield should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by banks or other financial institutions to customer accounts investing in shares of the Fund will not be included in calculations of yield; such fees would reduce the actual yield from that quoted.


                                     COUNSEL

                  Drinker Biddle & Reath, 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, of which Mr. Jones, Secretary of the Fund, is a partner, will pass upon certain legal matters for the Fund as its counsel. Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, acts as special New York counsel for the Fund and has reviewed the portions of this Statement of Additional Information and the Fund's Prospectus concerning New York taxes and the description of special considerations relating to New York Municipal Obligations.


                             INDEPENDENT ACCOUNTANTS



                  The financial statements of the Fund incorporated by reference in this Statement of Additional Information and the Financial Highlights which appear in the Fund's Prospectus have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is incorporated by reference herein, and have been included in the Fund's Prospectus in reliance upon the report of said firm of independent accountants given upon their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.



                                  MISCELLANEOUS

                  The Fund was organized as a Maryland corporation on March 4, 1983 under the name of New York Municipal Fund for Temporary Investment, Inc. On July 18, 1983, the Fund changed its name to Municipal Fund for New York Investors, Inc.

                  As used in this Statement of Additional Information and the Fund's Prospectus, a "majority of the outstanding shares of the Fund" means, with respect to the approval of an investment advisory agreement, distribution plan or a change in an investment objective or fundamental investment policy, the lesser of (1) 67% of the Fund's shares, irrespective of series, represented at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares, irrespective of series.

                  As stated in the Prospectus, holders of the Fund's Money, Dollar and Plus shares will vote in the aggregate and not by series on all matters, except where otherwise required by law, except that only Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations with respect to Dollar shares and only Plus shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations with respect to Plus shares.

                  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of the series. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by the holders of a majority of the outstanding voting securities of such series. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to series.


                  As of November 18, 1996, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of the Fund were as follows: Chemical Bank, Administrative Services, AIS Section 31-270, 33rd Floor, 1211 Avenue of the Americas, 35th Floor, New York, New York 10036, 16.76%; Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, 35th Floor, New York, New York 10036, 14.73%; Trulin & Co., c/o Chase Manhattan Bank, N.A., P.O. Box 1412, Rochester, New York 14603, 22.62%; Fleet New York, Fleet Investment Services, 159 East Main Street, Rochester, New York 14638, 16.18%; Marine Midland Bank NA, Marine Midland General Account #10, 1 Marine Midland Center, 17th Floor, Buffalo, New York 14203, 7.67%. The Fund does not know whether the entities named above are the beneficial owners of the shares held by them.

                  The Fund does not currently intend to hold annual meetings of shareholders (except as required by the 1940 Act or other applicable law). The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

                  Notwithstanding any provision of Maryland law requiring a greater vote of the Fund's shares in connection with any corporate action, unless otherwise provided by law or by the Fund's Charter, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the Fund's outstanding shares voting without regard to class or series. (See, however, the Fund's Prospectus under "Description of Shares" regarding certain special voting rights of Dollar and Plus shares on matters pertaining to the Fund's arrangements with Service Organizations.)



                              FINANCIAL STATEMENTS

                  The Fund's Annual Report to Shareholders for the fiscal year ended July 31, 1996 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand L.L.P., whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                    APPENDIX

                  DESCRIPTION OF MUNICIPAL OBLIGATIONS RATINGS


                  The following summarizes the two highest ratings used by Standard & Poor's Ratings Group for municipal debt:


                  AAA - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  PLUS (+) OR MINUS (-) - To provide more detailed indications of credit quality, the "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for municipal debt:

                  Aaa - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less.

                  SP-1 - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term credit risk. The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1-Loans bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  MIG-2/VMIG-2-Loans bearing these designations are of high quality, with margins of protection ample although not so large as in the preceding group.

                  Commercial paper rated A-1 by Standard & Poor's indicates that the issuer's degree of safety for timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Issuer's capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                     PART C
                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

         (a) Financial Statements:


             (1) Included in Part A of the Registration Statement: Financial
                 Highlights for New York Money Fund (Money Shares) for the fiscal years ended July 31, 1996, 1995, 1994, 1993, 1992, 1991,
                 1990, 1989, 1988 and 1987; for New York Money Fund (Dollar Shares) for the fiscal years ended July 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987; and for New York
                 Money Fund (Plus Shares) for the fiscal years ended July 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987.

             (2) Incorporated by reference in Part B of the Registration
                 Statement: Statement of Net Assets - July 31, 1996.
                 Statement of Operations for the fiscal year ended July 31, 1996. Statement of Changes in Net Assets for the fiscal years ended July 31, 1996 and July 31, 1995. Financial Highlights for New York Money Fund (Money Shares) for the fiscal years ended July 31, 1996, 1995, 1994, 1993 and 1992; for New York
                 Money Fund (Dollar Shares) for the fiscal years ended July 31, 1996, 1995, 1994, 1993 and 1992; and for New York Money Fund (Plus Shares) for the fiscal years ended July 31, 1996, 1995, 1994, 1993 and 1992. Notes to Financial Statement- July 31, 1996. Report of Independent Accountants - September 6, 1996.


             (3) All required financial statements are included in Parts A and B hereof. All other financial statements and schedules are inapplicable.

         (b) Exhibits:

             (1) (a) Articles of Incorporation dated February 23, 1983 are incorporated herein by reference to Exhibit (1) of Registrant's Registration Statement filed on March 8, 1983.

                 (b) Articles Supplementary to Registrant's Articles of
                     Incorporation dated July 11, 1983 are incorporated herein by reference to Exhibit (1)(b) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement filed on July 27, 1983.

                 (c) Articles of Amendment to Registrant's Articles of
                     Incorporation dated July 15, 1983 are incorporated herein by reference to Exhibit (1)(c) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement filed on July 27, 1983.

                 (d) Articles Supplementary to Registrant's Articles of
                     Incorporation dated August 31, 1985 are incorporated herein by reference to Exhibit (1)(d) of Post-Effective Amendment No. 4 to Registrant's Registration Statement filed on October 7, 1985.

             (2) (a) By-Laws as approved and adopted by Registrant's Board of
                     Directors are incorporated herein by reference to Exhibit
                     (2) of Registrant's Registration Statement filed on March 8, 1983.

                 (b) Amendment No. 1 to By-Laws as approved and adopted by
                     Registrant's Board of Directors on July 26, 1984 is incorporated herein by reference to Exhibit (2)(b) of Post-Effective Amendment No. 3 to Registrant's Registration Statement filed on August 9, 1985.

                 (c) Amendment No. 2 to By-Laws as approved and adopted by
                     Registrant's Board of Directors on October 28, 1987 is incorporated herein by reference to Exhibit (2)(c) of Post-Effective

                     Amendment No. 9 to Registrant's Registration Statement filed on November 29, 1990.

                 (d) Amendment No. 3 to By-Laws as approved and adopted by
                     Registrant's Board of Directors on July 13, 1988 is incorporated herein by reference to Exhibit (2)(c) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement filed on November 30, 1988.

            (3)  None.

            (4)  (a) Specimen copy of share certificate for Class A Common Stock is incorporated herein by reference to Exhibit (4) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement filed on July 27, 1983.

                 (b) Specimen copy of share certificate for Class A Common Stock
                     - Special Series 1 is incorporated herein by reference to Exhibit (4)(b) of Post-Effective Amendment No. 5 to Registrant's Registration Statement filed on September 30, 1986.

                 (c) Specimen copy of share certificate for Class A Common Stock
                     - Special Series 2 is incorporated herein by reference to Exhibit (4)(c) of Post-Effective Amendment No. 5 to Registrant's Registration Statement filed on September 30, 1986.

            (5)  (a) Amended Investment Advisory Agreement between Registrant and Provident Institutional Management Corporation dated as of February 9, 1987 is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 6 to Registrant's Registration Statement filed on September 29, 1987.

                 (b) Sub-Advisory Agreement between Provident Institutional
                     Management Corporation and Provident National Bank dated as of August 8, 1983 is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment
                     No. 1 to Registrant's Registration Statement filed on
                     March 1, 1984.

             (6) Distribution Agreement between Registrant and Provident
                 Distributors, Inc. dated January 31, 1994 is incorporated herein by reference to Exhibit (6) of Post-Effective Amendment No. 13 to Registrant's Registration Statement filed on November 30, 1994.

             (7) Fund Office Retirement Profit-Sharing Plan and Trust Agreement
                 dated as of December 1, 1989 is incorporated herein by reference to Exhibit (7) of Post-Effective Amendment No. 9 to Registrant's Registration Statement filed on November 29, 1990.

             (8) (a) Custody Agreement between Registrant and Provident National
                     Bank dated as of July 20, 1983 is incorporated herein by reference to Exhibit (8) of Post-Effective Amendment No. 1 to Registrant's Registration Statement filed on March 1, 1984.

                 (b) Amendment No. 1 dated as of July 31, 1985 to Custody
                     Agreement between Registrant and Provident National Bank is incorporated herein by reference to Exhibit (8)(b) of Post-Effective Amendment No. 4 to Registrant's Registration Statement filed on October 7, 1985.

                 (c) Amendment No. 2 dated as of October 30, 1985 to Custody
                     Agreement between Registrant and Provident National Bank is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 5 to Registrant's Registration Statement filed on September 30, 1986.

            (9) (a) Administration Agreement between Registrant, Provident Distributors, Inc. (formerly MFD Group, Inc.) and PFPC Inc. dated January 18, 1993 is incorporated herein by reference to Exhibit (9)(a) of Post-Effective Amendment No. 12 to

                     Registrant's Registration Statement filed on November 30, 1993.

                 (b) Transfer Agency Agreement between Registrant and Provident
                     Financial Processing Corporation dated as of August 8, 1983 is incorporated herein by reference to Exhibit (9)(b) of Registrant's Registration Statement filed on March 1, 1984.

                 (c) Amendment No. 1 dated as of July 31, 1985 to Transfer
                     Agency Agreement between Registrant and Provident Financial Processing Corporation is incorporated herein by reference to Exhibit (9)(d) of Post-Effective Amendment No. 4 to Registrant's Registration Statement filed on October 7, 1985.

            (10) Opinion of Counsel.

            (11)     (a) Consent of Coopers & Lybrand L.L.P.

                     (b) Consent of Drinker Biddle & Reath.

                     (c) Consent of Willkie Farr & Gallagher.


            (12) The Fund's Annual Report to Shareholders (File No. 2-82278)
                 for the fiscal year ended July 31, 1996 as filed with the Commission on September 19, 1996 is incorporated by reference.


            (13) None.

            (14) None.

            (15) 12b-1 Services Plan is incorporated herein by reference to
                 Exhibit (15) of Post-Effective Amendment No. 3 to Registrant's Registration Statement filed on August 9, 1985.

            (16) Schedule for Computation of Performance Quotations is
                 incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 11 to Registrant's Registration Statement filed on November 25, 1992.

            (27) Financial Data Schedules.

Item 25. Persons Controlled by or under Common Control with Registrant

         Registrant is controlled by its Board of Directors.

Item 26. Number of Holders of Securities


         The following information is as of November 18, 1996:




         Title of Class                                            Number of
         --------------                                          Record Holders
                                                                 --------------
         Class A Common Stock (Money)                                   34
         Class A Common Stock-Special Series 1 (Dollar)                  2
         Class A Common Stock-Special Series 2 (Plus)                    0



Item 27. Indemnification

         Article VII, Section 3, of Registrant's Articles of Incorporation, incorporated herein by reference as Exhibit (1)(a), and Article VI, Section 2, of Registrant's By-Laws, incorporated herein by reference as Exhibit (2)(a), require the indemnification of Registrant's directors and officers to the full extent permissible under the General Laws of the State of Maryland and the Investment Company Act of 1940. Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Section 6.b. of the Distribution Agreement, filed as Exhibit (6) hereto, Section 22 of the Custody Agreement, incorporated herein by reference as Exhibit (8)(a) hereto, and Section 15 of the Transfer Agency Agreement, incorporated herein by reference as Exhibit (9)(b) hereto. The Fund has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisers

         PIMC performs investment advisory services for Registrant and certain other investment companies. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. In addition to its trust business, PNC Bank provides commercial banking services.

         To Registrant's knowledge, none of the directors or officers of PIMC or PNC Bank, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers and certain executives of PNC Bank and PIMC also hold various positions with, and engage in business for, PNC Bank Corp., which indirectly owns all the outstanding stock of PNC Bank, or other subsidiaries of PNC Bank Corp. Set forth below are the names and principal businesses of the directors and certain executives of PNC Bank and the directors and certain of the senior executive officers of PIMC who are engaged in any other business, profession, vocation or employment of a substantial nature.

                    PNC INSTITUTIONAL MANAGEMENT CORPORATION
                             DIRECTORS AND OFFICERS


POSITION WITH                              OTHER BUSINESS                          TYPE OF
    PIMC                 NAME              CONNECTIONS                             BUSINESS
-------------            ----              --------------                          --------



Chairman and      J. Richard Carnall       Executive Vice President                Banking
Director                                   PNC Bank, National
                                           Association (1)

                                           Director                                Banking
                                           PNC National Bank (2)

                                           Chairman and Director                   Financial
                                           PFPC Inc.  (3)                          Related
                                                                                   Services

                                           Director                                Fiduciary
                                           PNC Trust Company                       Activities
                                           of New York (11)

                                           Director                                Equipment
                                           Hayden Bolts, Inc.*

                                           Director                                Real
                                           Parkway Real Estate Company*            Estate


POSITION WITH                               OTHER BUSINESS                        TYPE OF
    PIMC          NAME                      CONNECTIONS                           BUSINESS
-------------     ----                      --------------                        --------
                                            Director
                                            Provident Capital Management          Investment
                                            Inc. (5)                              Advisory

                                            Director
                                            PNC Asset Management Group, Inc.

                                            Director
                                            PFPC International Ltd.               Financial-
                                                                                  Related
                                                                                  Services

                                            Director
                                            PFPC International (Cayman) Ltd.      Financial-
                                                                                  Related
                                                                                  Service

                                            Director
                                            Advanced Investment Management        Investment
                                                                                  Advisory

                                            Chairman
                                            International Dollar Reserve
                                            Fund, Ltd.

Director          Richard C. Caldwell       Executive Vice President              Banking
                                            PNC Bank, National
                                            Association (1)

                                            Director                              Banking
                                            PNC National Bank (2)

                                            Director                              Fiduciary
                                            PNC Trust Company                     Activities
                                            of New York

                                            Director
                                            Provident Capital Management          Investment
                                            Inc. (5)                              Advisory

                                            Executive Vice President              Bank
                                            PNC Bank Corp.  (14)                  Holding
                                                                                  Company

                                            Director                              Banking
                                            PNC Bank, New Jersey,
                                            National Association  (16)

                                            Director                              Financial
                                            PFPC Inc.  (3)                        Related
                                                                                  Services

                                            Chairman, Director & CEO
                                            PNC Asset Management Group, Inc.

                                            Director
                                            Compass Capital Group, Inc.           Mutual Fund

                                            Director


POSITION WITH                              OTHER BUSINESS                          TYPE OF
    PIMC                 NAME              CONNECTIONS                             BUSINESS
-------------            ----              --------------                          --------


                                           BlackRock Financial                     Investment
                                           Management, Inc.                        Advisory

                                           Director
                                           PNC Equity Advisors Co.                 Investment
                                                                                   Advisory

                                           Director
                                           PNC Bank, New England                   Banking

Director         Laurence D. Fink          Chairman and Chief Executive
                                           Officer
                                           BlackRock Financial Management,
                                           Inc.

                                           Director
                                           PNC Asset Management Group, Inc.

Director         Richard L. Smoot          President and Chief                     Banking
                                           Executive Officer
                                           PNC Bank, National
                                           Association (Phila.) (1)

                                           Senior Vice President                   Bank
                                           PNC Bank Corp. (14)                     Holding
                                                                                   Company

                                           Director                                Financial-
                                           PFPC Inc. (3)                           Related
                                                                                   Services

                                           Director                                Fiduciary
                                           PNC Trust Company of NY (11)            Activities

                                           Director, Chairman and President        Banking
                                           PNC Bank, New Jersey, National
                                           Association (16)

                                           Director, Chairman, and CEO             Banking
                                           PNC National Bank (2)

                                           Chairman & Director                     Leasing
                                           PNC Credit Corp (13)



Director and     Nicholas M. Marsini,      Senior Vice President                   Banking
Chief            Jr.                       PNC Bank, National
Financial                                  Association  (1)
Officer

                                           Director                                Financial
                                           PFPC Inc.  (3)                          Related
                                                                                   Services

                                           Senior Vice President                   Banking
                                           and Chief Financial Officer
                                           PNC Bank, Delaware (20)


POSITION WITH                              OTHER BUSINESS                          TYPE OF
    PIMC                 NAME              CONNECTIONS                             BUSINESS
-------------            ----              --------------                          --------



                                           Director, Vice President and            Banking
                                           Treasurer
                                           PNC National Bank (2)

                                           Director                                Banking
                                           PNC Bank, New Jersey, National
                                           Association (16)

                                           Director                                Fiduciary
                                           PNC Trust Company of                    Activities
                                           New York (11)

                                           Director and Treasurer                  Holding
                                           PNC Bancorp, Inc.  (9)                  Company

                                           Director and Treasurer                  Investment
                                           PNC Capital Corp.  (17)                 Activities

                                           Director and Treasurer                  Banking
                                           PNC Holding Corp.  (18)

                                           Director and Treasurer                  Investment
                                           PNC Venture Corp.  (19)                 Activities

President and       Thomas H. Nevin        None.
Chief Investment
Officer

Vice President      Michelle L. Petrilli   Chief Counsel                           Banking
and Secretary                              PNC Bank, DE (20)

                                           Secretary, PFPC Inc. (3)                Financial
                                                                                   Related
                                                                                   Services

Executive           Charles B. Landreth    Vice President, PNC Bank,               Banking
Vice President                             National Association  (1)

Senior Vice         Vincent J. Ciavardini  President and Chief                     Financial
President                                  Financial Officer                       Related
                                           PFPC Inc.  (3)                          Services

                                           Director
                                           PNC Asset Management Group, Inc.

                                           Director & President                    Financial-
                                           PFPC International Ltd.                 Related
                                                                                   Services

                                           Director                                Financial-
                                           PFPC International (Cayman) Ltd.        Related
                                                                                   Services

                                           Director
                                           International Dollar Reserve
                                           Fund, Ltd.

Senior Vice         Scott Moss             None.
President


POSITION WITH                              OTHER BUSINESS                          TYPE OF
    PIMC                 NAME              CONNECTIONS                             BUSINESS
-------------            ----              --------------                          --------


Senior Vice       John N. Parthemore       None.
President

Senior Vice       Dushyant Pandit          None.
President

Senior Vice       James R. Smith           None.
President

Vice President,   Stephen M. Wynne         Executive Vice President                Financial
Chief Accounting                           and Chief Accounting                    Related
Officer and Assis-                         Officer, PFPC Inc.  (3)                 Services
tant Secretary

                                           Director                                Financial-
                                           PFPC Trustee & Custodial                Related
                                           Services, Ltd.                          Services

                                           Director                                Financial-
                                           PFPC International (Cayman) Ltd.        Related
                                           Services

                                           Executive Vice President                Financial-
                                           PFPC International Ltd.                 Related
                                                                                   Services
Controller       Pauline M. Heintz         Vice President                          Financial
                                           PFPC Inc.  (3)                          Related
                                                                                   Services

Vice President   John R. Antczak           None.

Vice President   Jeffrey W. Carson         None.

Vice President   Katherine A. Chuppe       None.

Vice President   Mary J. Coldren           None.

Vice President   Michele C. Dillon         None.

Vice President   Patrick J. Ford           None.

Vice President   Richard Hoerner           None.

Vice President   Michael S. Hutchinson     None.

Vice President   Michael J. Milligan       None.

Vice President   G. Keith Robertshaw       None.

Vice President   W. Don Simmons            None.

Vice President   Charles Allen             None.
                 Stiteler


POSITION WITH                              OTHER BUSINESS                          TYPE OF
    PIMC                 NAME              CONNECTIONS                             BUSINESS
-------------            ----              --------------                          --------


Vice President    William F. Walsh         None.

Vice President    Karen J. Walters         None.


---------------------


*INFORMATION REGARDING THIS CORPORATION CAN BE OBTAINED FROM THE OFFICE OF THE SECRETARY.

                         PNC BANK, NATIONAL ASSOCIATION
                                    DIRECTORS



POSITION WITH                              OTHER BUSINESS                          TYPE OF
  PNC BANK              NAME              CONNECTIONS                             BUSINESS
-------------            ----              --------------                          --------


Director          B. R. Brown              President and CEO of Consol,            Coal
                                           Inc. Consol Plaza
                                           Pittsburgh, PA  15241

Director          Constance E. Clayton     Associate Dean, School of               Medical
                                           Health and Pediatrics
                                           Medical College of PA
                                           Hahnemann University
                                           430 East Sedgwick St.
                                           Philadelphia, PA  19119

Director          Eberhard Faber, IV       Chairman and C.E.O. E.F.L.,             Manufac-
                                           Inc., 450 Hedge Road,                   turing
                                           P.O. Box 49
                                           Bearcreek, PA  18602

Director          Dr. Stuart Heydt         President and CEO                       Medical
                                           Geisinger Foundation
                                           100 N. Academy Avenue
                                           Danville, PA  17822

Director          Edward P. Junker, III    Vice Chairman                           Banking
                                           PNC Bank, N.A.
                                           Ninth and State Streets
                                           Erie, PA  16553

Director          Thomas A. McConomy       President, CEO and Chairman             Manufac-
                                           Calgon Caron Corporation                turing
                                           413 Woodland Road
                                           Sewickley, PA  15143

Director          Thomas H. O'Brien        Chairman                                Banking
                                           PNC Bank, National Association
                                           One PNC Plaza, 30th Floor
                                           Pittsburgh, PA  15265

Director          Dr. J. Dennis            Provost, The Smithsonian                Educa-
                  O'Connor                 Institution                             tion
                                           1000 Jefferson Drive, S.W.
                                           Room 230, MRC 009
                                           Washington, DC  20560

Director          Rocco A. Ortenzio        Chairman and CEO                        Medical
                                           Continental Medical Systems, Inc.
                                           P.O. Box 715
                                           Mechanicsburg, PA  17055

Director          Jane G. Pepper           President, Pennsylvania                 Horti-
                                           Horticulture Society,                   culture
                                           325 Walnut Street
                                           Philadelphia, PA  19106


POSITION WITH                              OTHER BUSINESS                          TYPE OF
  PNC BANK              NAME               CONNECTIONS                             BUSINESS
-------------            ----              --------------                          --------

Director          Robert C. Robb, Jr.      President                               Financial
                                           Lewis, Eckert, Robb                     and
                                           & Company Management                    Management
                                           425 One Plymouth Meeting                Consultants
                                           Plymouth Meeting, PA  19462

Director          James E. Rohr            President and C.E.O.                    Bank
                                           PNC Bank, National Associa-             Holding
                                           tion                                    Company
                                           One PNC Plaza, 30th Floor
                                           Pittsburgh, PA  15265

Director          Daniel M. Rooney         President                               Football
                                           Pittsburgh Steelers Football
                                           Club of the National Football
                                           League
                                           300 Stadium Circle
                                           Pittsburgh, PA  15212

Director          Seth E. Schofield        Chairman, President and CEO             Airline
                                           USAir Group, Inc.
                                           and USAir, Inc.
                                           2345 Crystal Drive
                                           Arlington, VA  22227

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS

        John E. Alden                 Senior Vice President

        James C. Altman               Senior Vice President

        Lila M. Bachelier             Senior Vice President

        R. Perrin Baker               Chief Market Counsel, Northwest PA

        James R. Bartholomew          Senior Vice President

        Peter R. Begg                 Senior Vice President

        Donald G. Berdine             Senior Vice President

        Ben Berzin, Jr.               Senior Vice President

        James H. Best                 Senior Vice President

        Eva T. Blum                   Senior Vice President

        Susan B. Bohn                 Senior Vice President

        George Brikis                 Executive Vice President

        Michael Brundage              Senior Vice President

        Anthony J. Cacciatore         Senior Vice President

        Richard C. Caldwell           Executive Vice President

        Craig T. Campbell             Senior Vice President

        J. Richard Carnall            Executive Vice President

        Edward V. Caruso              Executive Vice President

        Peter K. Classen              President & CEO, PNC Bank, Northwest, Pa

        James P. Conley               Senior Vice President/Credit Policy

        Andra D. Cochran              Senior Vice President

        Sharon Coghlan                Coordinating Market Chief Counsel,
                                      Philadelphia

        John F. Calligan              Senior Vice President

        James P. Conley               Senior Vice President

        C. David Cook                 Senior Vice President

        Alfred F. Cordasco            Supervising Counsel, Pittsburgh, PA

        Robert Crouse                 Senior Vice President

        Peter M. Crowley              Senior Vice President

        Keith P. Crytzer              Senior Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS


       John J. Daggett                  Senior Vice President

       Peter J. Donchak                 Senior Vice President

       Anuj Dhanda                      Senior Vice President

       Victor M. DiBattista             Chief Regional Counsel

       Frank H. Dilenschneider          Senior Vice President

       Thomas C. Dilworth               Senior Vice President

       Alfred J. DiMatteis              Senior Vice President

       James Dionise                    Senior Vice President and C.F.O.

       Patrick S. Doran                 Vice President, Head of Consumer Lending

       Robert D. Edwards                Senior Vice President

       David J. Egan                    Senior Vice President

       J. Lynn Evans                    Senior Vice President & Controller

       William E. Fallon                Senior Vice President

       James M. Ferguson, III           Senior Vice President

       Charles J. Ferrero               Senior Vice President

       Frederick C. Frank, III          Executive Vice President

       William J. Friel                 Executive Vice President

       John F. Fulgoney                 Coordinating Market Chief Counsel,
                                        Northeast PA

       Brian K. Garlock                 Senior Vice President

       George D. Gonczar                Senior Vice President

       Richard C. Grace                 Senior Vice President

       James S. Graham                  Senior Vice President

       Michael J. Hannon                Senior Vice President

       Stephen G. Hardy                 Senior Vice President

       Michael J. Harrington            Senior Vice President

       Marva H. Harris                  Senior Vice President

       Maurice H. Hartigan, II          Executive Vice President

       G. Thomas Hewes                  Senior Vice President

       Sylvan M. Holzer                 Senior Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS


Bruce C. Iacobucci                       Senior Vice President

John M Infield                           Senior Vice President

Philip C. Jackson                        Senior Vice President

William J. Johns                         Controller

William R. Johnson                       Audit Director

Edward P. Junker, III                    Vice Chairman

Robert D. Kane                           Senior Vice President

Michael D. Kelsey                        Chief Compliance Counsel

Jack Kelly                               Senior Vice President

Geoffrey R. Kimmel                       Senior Vice President

Randall C. King                          Senior Vice President

Christopher M. Knoll                     Senior Vice President

Richard C. Krauss                        Senior Vice President

Frank R. Krepp                           Senior Vice President & Chief Credit
                                         Policy Officer

Kenneth P. Leckey                        Senior Vice President & Cashier

Marilyn R. Levins                        Senior Vice President

Carl J. Lisman                           Executive Vice President

George Lula                              Senior Vice President

Jane E. Madio                            Senior Vice President

Nicholas M. Marsini, Jr.                 Senior Vice President

John A. Martin                           Senior Vice President

David O. Matthews                        Senior Vice President

Walter B. McClellan                      Senior Vice President

James F. McGowan                         Senior Vice President

Charlotte B. McLaughlin                  Senior Vice President

James C. Mendelson                       Senior Vice President

James W. Meighen                         Senior Vice President

Scott C. Meves                           Senior Vice President

Ralph S. Michael, III                    Executive Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS


J. William Mills               Senior Vice President

Barbara A. Misner              Senior Vice President

Marlene D. Mosco               Senior Vice President

Scott Moss                     Senior Vice President

Peter F. Moylan                Senior Vice President

Michael B. Nelson              Executive Vice President

Thomas J. Nist                 Senior Vice President

Thomas H. O'Brien              Chairman

James F. O'Day                 Senior Vice President

Cynthia G. Osofsky             Senior Vice President

Thomas E. Paisley, III         Senior Vice President

Barbara Z. Parker              Executive Vice President

George R. Partridge            Senior Vice President

Daniel J. Panlick              Senior Vice President

David M. Payne                 Senior Vice President

Charles C. Pearson, Jr.        President and CEO, PNC Bank, Central PA

Helen P. Pudlin                Senior Vice President

Edward V. Randall, Jr.         President and CEO, PNC Bank, Pittsburgh

Arthur F. Rodman, III          Senior Vice President

Richard C. Rhoades             Senior Vice President

Bryan W. Ridley                Senior Vice President

James E. Rohr                  President and Chief Executive Officer

Gary Royer                     Senior Vice President

Robert T. Saltarelli           Senior Vice President

Robert V. Sammartino           Senior Vice President

William Sayre, Jr.             Senior Vice President

Alfred J. Schiavetti           Senior Vice President

David W. Schoffstall           Executive Vice President

Seymour Schwartzberg           Senior Vice President

Timothy G. Shack               Senior Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS



Douglas E. Shaffer                    Senior Vice President

Alfred A. Silva                       Senior Vice President

George R. Simon                       Senior Vice President

Richard L. Smoot                      President and CEO of PNC Bank,
                                      Philadelphia

Timothy N. Smyth                      Senior Vice President

Kenneth S. Spatz                      Senior Vice President

Darcel H. Steber                      Senior Vice President

William F. Strome                     Senior Vice President and Secretary

Robert L. Tassome                     Senior Vice President

Jane B. Tompkins                      Senior Vice President

Robert B. Trempe                      Senior Vice President

Kevin M. Tucker                       Senior Vice President

Alan P. Vail                          Senior Vice President

Frank T. VanGrofski                   Executive Vice President

Ronald H. Vicari                      Senior Vice President

William A. Wagner                     Senior Vice President

Patrick M. Wallace                    Senior Vice President

Annette M. Ward-Kredel                Senior Vice President

Robert S. Wrath                       Senior Vice President

Arlene M. Yocum                       Senior Vice President

Carole Yon                            Senior Vice President

George L. Ziminski, Jr.               Senior Vice President



(1) PNC Bank, National Association, 120 S. 17th Street, Philadelphia, PA 19103, Broad and Chestnut Streets, Philadelphia, PA 19101, 17th and Chestnut Streets, Philadelphia, PA 19103.

(2)      PNC National Bank, 103 Bellevue Parkway, Wilmington, DE 19809.
(3)      PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.


(4)      PNC Service Corp, 103 Bellevue Parkway, Wilmington, DE 19809.
(5) Provident Capital Management, Inc., 30 S. 17th Street, Suite 1500, Philadelphia, PA 19103.
(6)      PNC Investment Corp., Broad and Chestnut Streets, Philadelphia, PA
         19101.
(7) Provident Realty Management, Inc., Broad and Chestnut Streets, Philadelphia, PA 19101.
(8)      Provident Realty, Inc., Broad and Chestnut Streets, Philadelphia, PA
         19101.

(9)      PNC Bancorp, Inc., 222 Delaware Avenue, Wilmington, DE 19810.

(10) PNC New Jersey Credit Corp., 1415 Route 70 East, Suite 604, Cherry Hill, NJ 08034.
(11)     PNC Trust Company of New York, 40 Broad Street, New York, NY 10084.

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS

(12)     Provcor Properties, Inc., Broad and Chestnut Streets, Philadelphia, PA
         19101.
(13)     PNC Credit Corp, 103 Bellevue Parkway, Wilmington, DE 19809.
(14)     PNC Bank Corp., 5th Avenue and Woods Streets, Pittsburgh, PA 15265.

(16) PNC Bank, New Jersey, National Association, Woodland Falls Corporate Park, 210 Lake Drive East, Cherry Hill, NJ 08002.

(17)     PNC Capital Corp, 5th Avenue and Woods Streets, Pittsburgh, PA 15265.
(18)     PNC Holding Corp, 222 Delaware Avenue, P.O. Box 791, Wilmington, DE
         19899.
(19)     PNC Venture Corp, 5th Avenue and Woods Streets, Pittsburgh, PA 15265.
(20)     PNC Bank, Delaware, 300 Delaware Avenue, Wilmington, DE 19801.
(21)     Bank of Delaware Corp., 300 Delaware Avenue, Wilmington, DE 19801.
(22)     Del-Vest, Inc., 300 Delaware Avenue, Wilmington, DE 19801.
(23)     Marand Corp., 222 Delaware Avenue, Wilmington, DE 19801.
(24)     Millsboro Insurance Agency, 300 Delaware Avenue, Wilmington, DE 19801.
(25)     Roney-Richards, Inc., 300 Delaware Avenue, Wilmington, DE 19801.

Item 29. Principal Underwriter


         (a) Provident Distributors, Inc. ("PDI") currently acts as distributor for, in addition to the Fund, Temporary Investment Fund, Inc., Trust for Federal Securities, Municipal Fund for Temporary Investment and Municipal Fund for California Investors, Inc.


         (b) The information required by this Item 29 with respect to each director, officer or partner of PDI is incorporated by reference to Schedule A of Form BD filed by PDI with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934 (see File No. 8-46564).

Item 30.  Location of Accounts and Records


         (1) PNC Bank, National Association, 1600 Market Street, Philadelphia, Pennsylvania 19103 (records relating to its functions as sub-investment adviser).

         (2) PNC Bank, National Association, 200 Stevens Drive, Suite 440-A, Lester, Pennsylvania 19113 (records relating to its functions as custodian).

         (3) Provident Distributors Inc., 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087 (records relating to its functions as distributor).

         (4) PNC Institutional Management Corporation, 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

         (5) PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19885-9628 and Provident Distributors, Inc., 289 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087 (records relating to their functions as administrators).

         (6) PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

         (7) Drinker Biddle & Reath, 1100 Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3996 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

Item 31.  Management Services

          None.

Item 32. Undertakings

         Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 15 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 15 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington and State of Delaware on November 27, 1996.


                                                     MUNICIPAL FUND FOR
                                                      NEW YORK INVESTORS, Inc.


                                                     /s/ Edward J. Roach
                                                     __________________________
                                                     Edward J. Roach
                                                     President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




        Signature                    Title                       Date
        ---------                    -----                       ----
* Francis E. Drake, Jr.              Director                  November 27, 1996
-------------------------
Francis E. Drake, Jr.

* Rodney D. Johnson                  Director                  November 27, 1996
-------------------------
Rodney D. Johnson

* Thomas A. Melfe                    Chairman of the           November 27, 1996
------------------------             Board and Director
Thomas A. Melfe

* Anthony M. Santomero               Director                  November 27, 1996
------------------------
Anthony M. Santomero

/s/ Edward J. Roach                  President and             November 27, 1996
------------------------              Treasurer
Edward J. Roach
(Principal Financial and
     Accounting Officer)

*By:/s/ Edward J. Roach
    --------------------
    Edward J. Roach
    Attorney-in-Fact

Powers of Attorney incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed on November 30,
1995.

                                                   EXHIBIT INDEX



EXHIBIT NO.             DESCRIPTION                                  PAGE NO.
-----------             -----------                                  --------

    (1)(a)              Articles of Incorporation dated
                        February 23, 1983.

       (b)              Articles Supplementary to
                        Registrant's Articles of
                        Incorporation dated July 11, 1983.

       (c)              Articles of Amendment to Registrant's
                        Articles of Incorporation dated
                        July 15, 1983.

       (d)              Articles Supplementary to
                        Registrant's Articles of
                        Incorporation dated August 31, 1985 .

    (2)(a)              By-Laws as approved and adopted by
                        Registrant's Board of Directors.

       (b)              Amendment No. 1 to By-Laws as
                        approved and adopted by Registrant's
                        Board of Directors on July 26, 1984.

       (c)              Amendment No. 2 to By-Laws as
                        approved and adopted by Registrant's
                        Board of Directors on October 28,
                        1987.

       (d)              Amendment No. 3 to By-Laws as
                        approved and adopted by Registrant's
                        Board of Directors on July 13, 1988.

   (10)                 Opinion of Counsel.

   (11)(a)              Consent of Coopers & Lybrand., L.L.P.

       (b)              Consent of Drinker Biddle & Reath.

       (c)              Consent of Willkie Farr & Gallagher.

   (27)                 Financial Data Schedules.